First Amendment to the Amended and Restated Agreement
              -----------------------------------------------------


     This  First  Amendment  (this  "Amendment")  to the  Amended  and  Restated
Agreement dated as of November 15, 2001, is executed by and between Q Comm International, Inc., a Utah corporation ("Q Comm") and American Payment Systems, Inc., a Connecticut corporation ("APS").


                                    RECITALS
                                    --------


     A. Q Comm and APS entered into that certain Amended and Restated Agreement (the "Original Agreement") effective as of October 18, 2001. Terms not otherwise defined herein shall have the meanings as set forth in the Original Agreement.


     B. The parties desire to amend the Original Agreement pursuant to the terms and conditions of this Amendment.


                                     CLAUSES
                                     -------


     In consideration of the recitals contained herein, the parties hereto, intending legally to be bound, hereby agree as follows:


     1. Amendments to Original Agreement.
        ---------------------------------

          a.  Amendment to Section 10. The second  sentence of Section 10 of the
              -----------------------
Original Agreement is amended by deleting the words "December 1, 2001" and substituting the words "December 15, 2001" therefor.


          b.  Amendment to Section 13.  Section 13 of the Original  Agreement is
              -----------------------
amended by adding the following at the end thereof:


          "Notwithstanding anything in the Original Agreement to the contrary, Q Comm may enter into that certain loan, in an amount not to exceed $250,000 in the aggregate, with UTFC Financing Solutions, LLC ("UTFC"), in accordance with the terms and conditions of the Term Sheet (the "Terms") between UTFC and Q Comm, which is attached hereto as Exhibit A; provided, however, Q Comm will not
                                  ---------  --------   -------
grant to UTFC a security interest in and to the `Collateral', as such term is defined in that certain Loan and Security Agreement, dated as of October 31, 2001, between Q Comm and APS. In the event the loan transaction with UTFC is not consummated, Q Comm may enter into a loan in an amount not to exceed $250,000 in the aggregate, with any other credible financial institution that is reasonably acceptable to APS, in accordance with the Terms; provided, however, Q Comm will
                                                 --------   -------
not grant to such other credible financial institution a security interest in and to the Collateral."


          c. Amendment to Section 15. Section 15(i)(b) of the Original Agreement
             -----------------------
is amended by deleting the words "November 16, 2001" and substituting the words "December 15, 2001" therefor.


     2. Full Force and Effect.  Except as expressly  modified by this Amendment,
        ---------------------
the Original Agreement shall remain unmodified and in full force and effect.

     3. Conflicting Terms. If any term of the Original Agreement conflicts or is
        -----------------
inconsistent with those of this Amendment, then the terms of this Amendment shall control.


     4.   Counterparts.   This   Amendment  may  be  executed  in  one  or  more
          ------------
counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Original signatures transmitted by facsimile shall be effective to create such counterparts.


     IN WITNESS WHEREOF, the parties being duly authorized and empowered have executed this Amendment on the day and year written above.


AMERICAN PAYMENT SYSTEMS, INC.,          Q COMM INTERNATIONAL, INC.,
a Connecticut corporation                a Utah corporation


By:                                      By:
    ---------------------------                 --------------------------------
                                                Paul Hickey
Its:                                     Its:   Chief Executive Officer
    ---------------------------


                                         By:
                                                --------------------------------
                                                Stephen C. Flaherty
                                         Its:   President

                                    EXHIBIT A
                                    ---------

                                   TERM SHEET
                             BETWEEN UTFC AND Q COMM